Goodwill and Other Intangible Assets	12 Months Ended
Oct. 31, 2021
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Goodwill and Other Intangible Assets
18	Goodwill and Other Intangible Assets
Goodwill
The changes in the carrying amounts of goodwill by cash-generating unit (CGU) are as follows:

($ millions)	Canadian Banking	Global Wealth Management	Global Banking and Markets	Latin America	Caribbean and Central America	Total
Balance as at October 31, 2019	$5,093	$–	$260	$3,272	$1,006	$9,631
Reclassification due to reorganization of operating segments	(3,403)	3,628	–	(225)	–	–
Acquisitions	–	–	–	–	–	–
Dispositions (1)	–	–	(21)	(47)	(67)	(135)
Foreign currency adjustments and other	–	(14)	1	(168)	(36)	(217)
Balance as at October 31, 2020	1,690	3,614	240	2,832	903	9,279
Reclassification due to reorganization of operating segments	–	–	–	–	–	–
Acquisitions	–	–	–	–	–	–
Dispositions (1)	–	–	–	–	–	–
Foreign currency adjustments and other	–	(34)	(9)	(315)	(73)	(431)
Balance as at October 31, 2021	$1,690	$3,580	$231	$2,517	$830	$8,848

(1)	Includes wind-downs.
Global Wealth Management CGU
Effective November 1, 2019, the Bank established Global Wealth Management as a separate business segment. Wealth Management results previously reported in the Canadian Banking and International Banking business segments are now being reported in the new business segment.
Impairment testing of goodwill
Goodwill acquired in business combinations is allocated to each of the Bank’s group of CGUs that are expected to benefit from the synergies of the particular acquisition. Goodwill is assessed for impairment annually or more frequently if events or circumstances occur that may result in the recoverable amount of the CGU falling below its carrying value.
The Bank determines the carrying value of the CGU using a regulatory capital approach based on credit, market, and operational risks, and leverage, consistent with the Bank’s capital attribution for business line performance measurement. The recoverable amount is the higher of fair value less costs of disposal and value in use. The recoverable amount for the CGU has been determined using the fair value less costs of disposal method. In arriving at such value for the CGU, the Bank has used price earnings (P/E) multiples applied to normalized net income for the last four quarters as of the test date, a control premium is added based on a five year weighted average acquisition premium paid for comparable companies, and costs of disposal are deducted from the fair value of the CGU. The resulting recoverable amount determined is then compared to its respective carrying amount to identify any impairment. P/E multiples ranging from 10.0 to 12.5 times (2020 – 10.0 to 11.5 times) have been used.
The fair value less costs of disposal of the CGU is sensitive to changes in net income, P/E multiples and control premiums.
Goodwill was assessed for annual impairment as at July 31, 2021 and July 31, 2020 and no impairment was determined to exist. Management believes that reasonable negative changes in any one key assumption used to determine the recoverable amount of the CGU would not result in an impairment. No significant negative changes were noted as of October 31, 2021.
Intangible assets
Intangible assets consist of assets with indefinite and finite useful lives. Indefinite life intangible assets consist substantially of fund management contracts. The fund management contracts are for the management of open-ended funds. Finite life intangible assets include assets such as computer software, customer relationships and core deposit intangibles.

	Finite life		Indefinite life
($ millions)	Computer software	Other intangibles	Fund management contracts (1)	Other intangibles	Total
Cost
Balance as at October 31, 2019	$4,525	$2,131	$4,415	$166	$11,237
Acquisitions	–	–	–	–	–
Additions	723	2	–	–	725
Disposals	(198)	(59)	–	–	(257)
Foreign currency adjustments and other	(59)	(101)	–	–	(160)
Balance as at October 31, 2020	$4,991	$1,973	$4,415	$166	$11,545
Acquisitions	2	–	–	–	2
Additions	861	–	–	–	861
Disposals	(7)	–	–	–	(7)
Foreign currency adjustments and other	(149)	(106)	–	–	(255)
Balance as at October 31, 2021	$5,698	$1,867	$4,415	$166	$12,146
Accumulated amortization
Balance as at October 31, 2019	$2,169	$1,234	$–	$–	$3,403
Amortization	625	124	–	–	749
Disposals (including wind-downs)	(191)	(55)	–	–	(246)
Foreign currency adjustments and other	(22)	(75)	–	–	(97)
Balance as at October 31, 2020	$2,581	$1,228	$–	$–	$3,809
Amortization	639	103	–	–	742
Disposals	(5)	–	–	–	(5)
Foreign currency adjustments and other	(98)	(58)	–	–	(156)
Balance as at October 31, 2021	$3,117	$1,273	$–	$–	$4,390
Net book value
As at October 31, 2020	$2,410 (2)	$745	$4,415	$166	$7,736
As at October 31, 2021	$2,581 (2)	$594	$4,415	$166	$7,756

(1)	Fund management contracts are attributable to HollisWealth Inc. (formerly DundeeWealth Inc.), MD Financial Management Inc., and Jarislowsky Fraser Limited.
(2)
Computer software comprises of purchased software of $380 (2020 – $507), internally generated software of $1,405 (2020 – $1,337), and in process software not subject to amortization of $797 (2020 – $566).

Impairment testing of indefinite life intangible assets
Indefinite life intangible assets are not amortized and are assessed for impairment annually or more frequently if events or changes in circumstances indicate that the asset may be impaired. Impairment is assessed by comparing the carrying value of the indefinite life intangible asset to its recoverable amount. The recoverable amount of the fund management contracts is based on a value in use approach using the multi-period excess earnings method. This approach uses cash flow projections from management-approved financial budgets which include key assumptions related to market appreciation, net sales of funds, and operating margins taking into consideration past experience and market expectations. The forecast cash flows cover a
5-year
period, with a terminal growth rate in the range of 3 to 5% (2020 – 3 to 5%) applied thereafter. These cash flows have been discounted at rates in the range of 10 to 12% (2020 – 10 to 12%) depending on the nature of the fund management contract intangible asset.
Indefinite life intangible assets were assessed for annual impairment as at July 31, 2021 and July 31, 2020 and no impairment was determined to exist.
Management believes that reasonable negative changes in any one key assumption used to determine the recoverable amount would not result in an impairment. No significant negative changes were noted as of October 31, 2021.